                                                                     EXHIBIT 4.1

                                 NEW TMC INC.

                                      TO

                             FIRST INTERSTATE BANK

                                      OF

                                  CALIFORNIA

                                _______________

                                    TRUSTEE

                                _______________


                                   INDENTURE

                         Dated as of January 30, 1995

                                ===============

                               TABLE OF CONTENTS
                               =================

                                                                                                                 Page
                                                                                                                 ----
PARTIES                  ........................................................................................   1
RECITALS                 ........................................................................................   1
ARTICLE ONE              Definitions and Other Provisions of General Application.................................   1
  Section 101.           Definitions.............................................................................   1
   Act...........................................................................................................   2
   Affiliate; Control............................................................................................   2
   Authenticating Agent..........................................................................................   2
   Board of Directors............................................................................................   2
   Board Resolution..............................................................................................   2
   Business Day..................................................................................................   2
   Commission....................................................................................................   2
   Company.......................................................................................................   2
   Company Request; Company Order................................................................................   2
   Corporate Trust Office........................................................................................   3
   Default.......................................................................................................   3
   Depositary....................................................................................................   3
   Equity Securities.............................................................................................   3
   Event of Default..............................................................................................   3
   Holder........................................................................................................   3
   Indenture.....................................................................................................   3
   Maturity......................................................................................................   3
   Note Register; Note Registrar.................................................................................   3
   Notice of Default.............................................................................................   3

   Officers' Certificate.........................................................................................   3
   Opinion of Counsel............................................................................................   4
   Original Issue Discount Note..................................................................................   4
   Outstanding...................................................................................................   4
   Paying Agent..................................................................................................   4
   Person........................................................................................................   5
   Place of Payment..............................................................................................   5
   Principal.....................................................................................................   5
   Record Date...................................................................................................   5
   Redemption Date...............................................................................................   5
   Redemption Price..............................................................................................   5
   Required Currency.............................................................................................   5
   Responsible Officer...........................................................................................   5
   Stated Maturity...............................................................................................   5
   Subsidiary....................................................................................................   6
   Trustee.......................................................................................................   6
   Trust Indenture Act; TIA......................................................................................   6
   Voting Shares.................................................................................................   6
  Section 102.           Compliance Certificates and Opinions....................................................   6
  Section 103.           Form of Documents Delivered to Trustee..................................................   7
  Section 104.           Acts of Holders.........................................................................   7
  Section 105.           Notices, etc., to Trustee and Company...................................................   8
  Section 106.           Notices to Holders; Waiver..............................................................   9
  Section 107.           Conflict with Trust Indenture Act.......................................................   9
  Section 108.           Effect of Headings and Table of Contents................................................  10

  Section 109.           Successors and Assigns..................................................................  10
  Section 110.           Separability Clause.....................................................................  10
  Section 111.           Benefits of Indenture...................................................................  10
  Section 112.           Governing Law...........................................................................  10
  Section 113.           Execution in Counterpart................................................................  10
  Section 114.           Legal Holidays..........................................................................  10
ARTICLE TWO              Note Form...............................................................................  11
  Section 201.           Form Generally..........................................................................  11
  Section 202.           Form of Face of Notes...................................................................  11
  Section 203.           Form of Reverse of Notes................................................................  14
  Section 204.           Form of Trustee's Certificate of Authentication.........................................  17
  Section 205.           Notes to Global Form....................................................................  18
ARTICLE THREE            The Notes...............................................................................  19
  Section 301.           Amount Unlimited; Issuable in Series....................................................  19
  Section 302.           Denominations...........................................................................  22
  Section 303.           Execution, Authentication, Delivery and Dating..........................................  22
  Section 304.           Temporary Notes.........................................................................  23
  Section 305.           Registration, Transfer and Exchange.....................................................  23
  Section 306.           Mutilated, Destroyed, Lost or Stolen Notes..............................................  25
  Section 307.           Persons Deemed Owners...................................................................  26
  Section 308.           Cancellation and Destruction............................................................  26
  Section 309.           Authentication and Delivery of Original Issue...........................................  26
  Section 310.           Payment to be in Proper Currency........................................................  27
ARTICLE FOUR             Satisfaction and Discharge..............................................................  27

  Section 401.           Satisfaction and Discharge of Indenture.................................................  27
  Section 402.           Application of Trust Money..............................................................  28
ARTICLE FIVE             Remedies................................................................................  29
  Section 501.           Events of Default.......................................................................  29
  Section 502.           Acceleration of Maturity; Rescission and Annulment......................................  30
  Section 503.           Collection of Indebtedness and Suits for Enforcement by Trustee.........................  31
  Section 504.           Trustee May File Proofs of Claim........................................................  32
  Section 505.           Trustee May Enforce Claims Without Possession of Notes..................................  33
  Section 506.           Application of Money Collected..........................................................  34
  Section 507.           Limitation on Suits.....................................................................  34
  Section 508.           Unconditional Right of Holders to Receive Principal and Interest........................  35
  Section 509.           Restoration of Rights and Remedies......................................................  35
  Section 510.           Rights and Remedies Cumulative..........................................................  35
  Section 511.           Delay or Omission Not Waiver............................................................  36
  Section 512.           Control by Holders......................................................................  36
  Section 513.           Waiver of Past Defaults.................................................................  36
  Section 514.           Undertaking for Costs...................................................................  37
  Section 515.           Waiver of Stay or Extension Laws........................................................  37
ARTICLE SIX              The Trustee.............................................................................  37
  Section 601.           Certain Duties and Responsibilities.....................................................  37
  Section 602.           Notice of Defaults......................................................................  39
  Section 603.           Certain Rights of Trustee...............................................................  39
  Section 604.           Not Responsible for Recitals or Issuance of Notes.......................................  41

  Section 605.           May Hold Notes..........................................................................  41
  Section 606.           Money Held in Trust.....................................................................  41
  Section 607.           Compensation and Reimbursement..........................................................  41
  Section 608.           Disqualification; Conflicting Interests.................................................  42
                         (a)  Elimination of Conflicting Interest or Resignation.................................  42
                         (b)  Notice of Failure to Eliminate Conflicting Interest or Resign......................  42
                         (c)  Stay of Duty to Resign.............................................................  42
                         (d)  Conflicting Interest Defined.......................................................  42
                         (e)  Definitions of Certain Terms Used in This Section..................................  46
                         (f)  Calculation of Percentages of Securities...........................................  47
  Section 609.           Corporate Trustee Required; Eligibility.................................................  49
  Section 610.           Resignation and Removal; Appointment of Successor.......................................  50
  Section 611.           Acceptance of Appointment by Successor..................................................  51
  Section 612.           Merger, Conversion or Consolidation.....................................................  53
  Section 613.           Preferential Collection of Claims Against Company.......................................  53
                         (a)  Segregation and Apportionment of Certain Collections by Trustee; Certain Exceptions  53
                         (b)  Certain Creditor Relationships Excluded from Segregation and Apportionment.........  56
                         (c)  Definitions of Certain Terms Used in This Section..................................  57
  Section 614.           Records Available to California Commissioner of Corporations............................  58

  Section 615.           Appointment of Authenticating Agent.....................................................  58
ARTICLE SEVEN            Holders Lists and Reports by Trustee and Company........................................  60
  Section 701.           Company to Furnish Trustee Names and Addresses of Holders...............................  60
  Section 702.           Preservation of Information; Communications to Holders..................................  60
  Section 703.           Reports by Trustee......................................................................  62
  Section 704.           Reports by Company......................................................................  63
ARTICLE EIGHT            Consolidation, Merger, Conveyance, Transfer or Lease....................................  64
  Section 801.           Company May Consolidate, Merge or Convey Properties only on Certain Terms...............  64
  Section 802.           Successor Corporations Substituted......................................................  65
  Section 803.           Restrictions Upon Mergers, Consolidations and Sales and Purchases of Assets.............  65
ARTICLE NINE             Supplemental Indentures.................................................................  66
  Section 901.           Supplemental Indentures Without Consent of Holders......................................  66
  Section 902.           Supplemental Indentures with Consent of Holders.........................................  67
  Section 903.           Execution of Supplemental Indentures....................................................  68
  Section 904.           Effect of Supplemental Indentures.......................................................  68
  Section 905.           Conformity with Trust Indenture Act.....................................................  69
  Section 906.           Reference in Notes to Supplemental Indentures...........................................  69
ARTICLE TEN              Covenants...............................................................................  70
  Section 1001.          Payment of Principal and Interest.......................................................  70
  Section 1002.          Maintenance of Office or Agency.........................................................  70

  Section 1003.          Money For Note Payments to be Held in Trust.............................................  71
  Section 1004.          Payment of Taxes and Other Claims.......................................................  72
  Section 1005.          Maintenance of Properties...............................................................  72
  Section 1006.          Restrictions Upon Mortgage, Lien, or Pledge of Property.................................  73
  Section 1007.          Restrictions Upon Sale and Leaseback Transactions.......................................  76
  Section 1008.          Certain Definitions.....................................................................  76
  Section 1009.          Statement as to Compliance..............................................................  77
  Section 1010.          Corporate Existence.....................................................................  77
ARTICLE ELEVEN           Redemption of Notes.....................................................................  78
  Section 1101.          Right of Redemption.....................................................................  78
  Section 1102.          Applicability of Article................................................................  78
  Section 1103.          Election to Redeem; Notice to Trustee...................................................  78
  Section 1104.          Selection by Trustee of Notes to be Redeemed............................................  78
  Section 1105.          Notice of Redemption....................................................................  79
  Section 1106.          Deposit of Redemption Price.............................................................  79
  Section 1107.          Notes Payable on Redemption Date........................................................  79
  Section 1108.          Notes Redeemed in Part..................................................................  80
ARTICLE TWELVE           Sinking Funds...........................................................................  80
  Section 1201.          Applicability of Article................................................................  80
  Section 1202.          Satisfaction of Sinking Fund Payments with Notes........................................  81
  Section 1203.          Redemption of Notes for Sinking Fund....................................................  81
TESTIMONIUM              ........................................................................................  82
SIGNATURES               ........................................................................................  82

[This Cross Reference Sheet, showing the location in the Indenture of the provisions inserted pursuant to Sections 310 to 318(a), inclusive, of the Trust Indenture Act of 1939, is not to be considered a part of the Indenture]


                   TRUST INDENTURE ACT CROSS REFERENCE SHEET

Trust Indenture Act Section             Indenture Section
- ---------------------------             -----------------
     (S) 310(a)(1).........................  609
            (a)(2).........................  609
            (a)(3).........................  Not Applicable
            (a)(4).........................  Not Applicable
            (b)  ..........................  608
            (b)(1).........................  608
     (S) 311(a)  ..........................  613(a)
            (b)  ..........................  613(b)
            (c)  ..........................  Not Applicable
     (S) 312(a)  ..........................  701
                                             702(a)
            (b)  ..........................  702(b)
            (c)  ..........................  703(c)
     (S) 313(a)  ..........................  703(a)
            (b)(1).........................  Not Applicable
            (b)(2).........................  703(b)
            (c)  ..........................  703(c)
            (d)  ..........................  703(d)
     (S) 314(a)  ..........................  704
            (b)  ..........................  Not Applicable
            (c)(1).........................  102
            (c)(2).........................  102
            (c)(3).........................  Not Applicable
            (d)  ..........................  Not Applicable
            (e)  ..........................  102
     (S) 315(a)  ..........................  601(a)
                                             601(c)
            (b)  ..........................  602
                                             703(a)(6)
            (c)  ..........................  601(b)
            (d)  ..........................  601(c)
            (e)  ..........................  514
     (S) 316(a)(last sentence).............  101
            (a)(1)(A)......................  512
            (a)(1)(B)......................  513
            (a)(2).........................  Not Applicable
            (b)  ..........................  508
     (S) 317(a)(1).........................  503
            (a)(2).........................  504
            (b)  ..........................  1003
     (S) 318(a)  ..........................  107

     ___________
          Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE dated as of January 30, 1995 between New TMC Inc., a Delaware corporation (the "Company") having its principal office at Times Mirror Square, Los Angeles, California 90053, and First Interstate Bank of California, a California State Banking corporation, as trustee (the "Trustee").

                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Notes"), to be issued in one or more series as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes or of series thereof, as follows:

                                  ARTICLE ONE


                       DEFINITIONS AND OTHER PROVISIONS

                            OF GENERAL APPLICATION

          Section 101.  Definitions.

          For the purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Articles Six and Ten, are defined in those Articles.

          "Act" when used with respect to any Holder has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms, "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" shall mean the Agent of the Trustee which at the time shall be appointed and acting pursuant to Section 615 of this Indenture.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means, unless otherwise specified as contemplated by
Section 301 with respect to any series of Notes, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a legal holiday for banking institutions in the City of Los Angeles, State of California or the City of New York, State of New York.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Company", except as otherwise defined in Sections 608 and 613, means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, President, an

Executive Vice President, a Senior Vice President or a Vice President, and by its Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the office of the Trustee in the City of Los Angeles, State of California, at which at any particular time its corporate trust business shall be administered.

          "Default" has the meaning specified in Section 602.

          "Depositary" means, with respect to the Notes of any series issuable or issued in whole or in part in the form of a global Note, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Notes of any such series shall mean the Depositary with respect to the Notes of that series.

          "Equity Securities" means Preferred Stock and Voting Shares.

          "Event of Default" has the meaning specified in Article Five.

          "Holder" means a Person in whose name a Note is registered in the Note Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Maturity" when used with respect to any Note means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Note Register" and "Note Registrar" have the respective meanings specified in Section 305.

          "Notice of Default" has the meaning specified in Section 501.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, an Executive Vice President, a Senior Vice President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company and shall be acceptable to the Trustee.

          "Original Issue Discount Note" means any Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding" when used with respect to Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

               (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

               (ii) Notes for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any paying Agent in trust for the Holders of such Notes, provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

          "Person" (except as otherwise defined in Section 608(d)(3)) means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" when used with respect to the Notes of any series, means the place or places where the principal of and any premium and interest on the Notes of that series are payable as specified as contemplated by Section 301.

          The term "principal" whenever used with reference to the Notes or any Note or any portion thereof is deemed to include "(and premium, if any)".

          "Record Date" the interest payable on any interest payment date on the Notes of any series means the date specified for that purpose as contemplated by
Section 301.

          "Redemption Date" when used with respect to any Note to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" when used with respect to any Note to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

          "Required Currency" has the meaning specified in Section 310.

          "Responsible Officer" when used with respect to the Trustee means the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, the chairman of the committee on trust matters, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the comptroller and any assistant comptroller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Stated Maturity" when used with respect to any Note or any installment of interest thereon means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

          "Subsidiary" means any corporation a majority of the Voting Shares of which is at the time owned directly or indirectly by the Company and its other Subsidiaries.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed.

          "Voting Shares" means outstanding shares of capital stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or other default.

          Section 102.  Compliance Certificates and Opinions.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 103.  Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not be consolidated and form one instrument.

          Section 104.  Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company.
Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths, certifying that the Person signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The Trustee may require such other or additional proof of any matter referred to in this Section as it shall deem necessary.

          (c)  The ownership of Notes shall be proved solely by the Note
Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 105.  Notices, etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing to or with the Trustee at its Corporate Trust Office, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise provided in Section 501) if in writing and mailed, first-class postage prepaid, to the Secretary of the Company at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company for such purpose.

          Section 106.  Notices to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage pre-paid, to each Holder, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

          Section 107.  Conflict with Trust Indenture Act.

          If any provision hereof limits, qualifies or conflicts with the duties imposed by Section 318(c) of the TIA, the duties imposed shall control.

          Section 108.  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 109.  Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 110.  Separability Clause.

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforce-ability of the remaining provision shall not in any way be affected or impaired thereby.

          Section 111.  Benefits of Indenture.

          Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 112.  Governing Law.

          This Indenture has been executed and delivered in and shall be construed in accordance with and governed by the internal laws of the State of California.

          Section 113.  Execution in Counterpart.

          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 114.  Legal Holidays.

          In any case where the date on which an installment of interest shall be payable or any Maturity, Redemption Date or Stated Maturity of any Note shall not be a Business Day at any Place of Payment, then, except as otherwise provided as contemplated by Section 301 with respect to any series of Notes, payment of interest or principal need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the date the payment of principal or interest was due, provided that no interest shall accrue for the period from and after such due date.

                                  ARTICLE TWO


                                   NOTE FORM

          Section 201.  Form Generally.

          The Notes and the Trustee's certificate of authentication thereon shall be in substantially the forms set forth in this Article Two, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, with the Notes having such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their signing of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. If the form of Notes of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Notes. The definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Notes, as evidenced by their signing of such Notes.

             Section 202  Form of Face of Notes.

          [If the Note is an Original Issue Discount Note, insert--FOR PURPOSES OF SECTION 1232 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS NOTE IS __% OF ITS PRINCIPAL AMOUNT AND THE ISSUE DATE IS _______, 19__]

                                 NEW TMC INC.

                            ______________________

No. __________                                                        $_______

          New TMC Inc., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________________, or registered assigns, the principal sum of ______________________________________
Dollars on _______________________________.

[If the Note is to bear interest prior to Maturity, insert,--, and to pay interest thereon from ________________________, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on ________________ and _________________ in each year, commencing
_____________, at the rate of ___% per annum, until the principal hereof is paid or made available for payment [If applicable insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Record Date for such interest, which shall be the ____________ or ____________ (whether or not a Business Day), as the case may be, next preceding such interest payment date.]

[If the Note is not to bear interest prior to Maturity, insert--The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Note shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert-- any such] interest on this Note will be made at the offices or agencies of the Company maintained for that purpose in [if applicable, insert--the Borough of Manhattan, The City of New York, and] the City of Los Angeles, or such other place or places as the Company shall determine in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register]. The Company may also appoint additional paying agents.

          This note is one of a duly authorized issue of ___________________________ of the Company (the "Notes"), which have been issued under and are governed by the terms of an indenture (the "Indenture") between the Company and First Interstate Bank of California, Trustee, dated as of ______________ ___, 1995.

          The provisions of this Note are continued on the reverse hereof and the provisions there set forth shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of First Interstate Bank of California, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its, or its Authenticating Agent's, authorized signatories, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed in the City of Los Angeles, State of California under its corporate seal.

                              NEW TMC INC.

Date

                              By _____________________________
                                           President

Attest:


________________________
        Secretary

          Section 203.  Form of Reverse of Notes.

          This note is one of a duly authorized issue of Notes of the Company designated as its _________________________ (the "Notes"), [limited in aggregate principal amount to $________] all issued or to be issued in one or more series under an indenture, dated as of ___________ ___, 1995 (the "Indenture"), between the Company and First Interstate Bank of California, Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.

          [If applicable, insert--The Notes of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--
(1) on __________ in any year commencing with the year ________ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after __________, 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before _____________, ___%, and if redeemed] during the 12-month period beginning ___________ of the years indicated.

               Redemption                       Redemption
 Year             Price            Year            Price
- ------      ----------------      ------     ----------------


and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [if applicable, insert-- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert--The Notes of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ___________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ________________ of the years indicated,



                               Redemption Price For       Redemption Price For
                                Redemption Through        Redemption Otherwise
                             Operation of the Sinking    Than Through Operation
           Year                        Fund               of the Sinking Fund
- --------------------------  --------------------------   ----------------------


and thereafter at a Redemption Price equal to __% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [The sinking fund for this series provides for the redemption on _____________ in each year beginning with the year ____ and ending with the year
___ of (not less than] $_____________ ("mandatory sinking fund") and not more than $_____________ ] aggregate principal amount of Notes of this series. [Notes of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made -- in the inverse order in which they become due.]

          [If applicable, insert--At any time after ________________ the Notes of this series may be redeemed, as a whole or from time to time in part, at the option of the Company at a redemption price equal to their principal amount plus accrued interest to the date fixed for redemption.]

          In case of redemption of less than all of the Notes of this series at the time outstanding, the Notes of this series to be redeemed shall be selected by the Trustee in such manner as the Trustee shall deem appropriate and fair.

          [If applicable, insert--Notice of redemption shall be given by first-class mail postage prepaid, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption, as provided in the Indenture.]

          In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          [If the Note is not an Original Issue Discount Note,--If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Note is an Original Issue Discount Note,--If an Event of Default with respect to Notes of this series shall occur and be continuing, an amount of principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.)

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of Notes of each series to be affected under the Indenture at any time by the Company with the consent of the Holders of 66 2/3% in aggregate principal amount of the Notes of each series to be affected at the time Outstanding as defined in the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes of each series at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Notes of such series, by written consent to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this

Note at the times, place and rate, and in the coin or currency herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Note Register of the Company, upon surrender of this Note for transfer at the office or agency of the Company in the [if applicable, insert--Borough of Manhattan, City and State of New York, [and]] City of Los Angeles, State of California, or such other office or agency as the Company may maintain for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. The Company may also designate additional offices or agencies for such transfer.

          As provided in the Indenture all subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or of the Trustee may treat the person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice or knowledge to the contrary.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          Section 204.  Form of Trustee's Certificate of Authentication.

          This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.


First Interstate Bank of  OR (Name of Authenticating Agent)
  California,                      Authenticating Agent
      Trustee

By:_________________________                      By:___________________________
Authorized Signatory                              Authorized Officer



          Section 205.  Notes in Global Form.

          If Notes of a series are issuable in whole or in part in global form, as specified as contemplated by Section 301, then, notwithstanding clause (10) of Section 301 and the provisions of Section 302, any such Note shall represent such of the Outstanding Notes or such series as shall be specified therein and may provide that it shall represent the aggregate principal amount of Outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of Outstanding Notes represented thereby may from time to time be reduced to reflect exchanges. The global form may be permanent or temporary. Any endorsement of a Note in global form to reflect the amount, or any increase or decrease in the principal amount, of Outstanding Notes represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Note in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been or simultaneously is delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Note in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

          Notwithstanding the other provisions of this Indenture, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Note in permanent global form shall be made to the Person or Persons specified therein.

          Notwithstanding the provisions of Section 307 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Notes represented by a permanent global Notes as shall be specified in a written statement of the Depositary with respect to such permanent global Note.

                                 ARTICLE THREE


                                   THE NOTES

          Section 301.  Amount Unlimited; Issuable in Series.

          The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

          The Notes may be issued in one or more series and will be issued only in fully registered form. The Notes will not be subordinated in right of payment to any other indebtedness of the Company. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Notes of any series:

               (1) the title of the Notes of the series (which shall distinguish the Notes of the series from all other Notes);

               (2) any limit upon the aggregate principal amount of the Notes of the series which may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the series pursuant to Sections 304, 305, 306, 906 or 1108);

               (3) whether any Notes of the series are to be issuable initially in temporary global form and, if so, the Depositary and the circumstances under which such temporary global Note may be exchanged for Notes of such series, and whether any Notes of the series are to be issuable in permanent global form and, if so, the Depositary and whether beneficial owners of interests in any such permanent global Note may exchange such interests for Notes of such series of like tenor and of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305;

               (4) the Person to whom any interest on any Note of the series shall be payable, if other than the Person in whose name that Note is registered at the close of business on the Record Date for such interest;

               (5) the date or dates on which the principal of the Notes of the series is payable;

               (6) the rate or rates, or the method or methods by which such rate or rates shall be determined, at which the Notes of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Record Date for the interest payable on any Interest Payment Date;

               (7) the place or places where the principal of and any premium and interest on Notes of the series shall be payable, any Notes of the series may be surrendered for registration of transfer, Notes of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Notes of the series and this Indenture may be served and where notices to Holders pursuant to
          Section 106 will be published;

               (8) the period or periods within which, the date or dates on which, the price or prices at which and the terms and conditions upon which, Notes of the series may be redeemed, in whole or in part, at the option of the Company;

               (9) the obligation, if any, of the Company to repay, redeem or purchase Notes of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Notes of the series shall be repaid, redeemed or purchased, in whole or in part, pursuant to such obligation;

               (10) the denominations in which any Notes of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

               (11) the currency or currencies, including composite currencies, in which payment of the principal of, any premium on or any interest on the Notes of the series shall be payable if other than the currency of the United States;

               (12) if the amount of payments of principal of or any premium or interest on the Notes of the series may be determined with reference to an index, the manner in which any such amount shall be determined;

               (13) if other than the principal amount thereof, the portion of the principal amount of any Notes of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
          Section 502;

               (14) if the principal of or any premium or interest on the Notes of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies including composite currencies, other than that or those in which the Notes are stated to be payable, the currency or currencies in which payment of the principal of or any premium or interest on Notes of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

               (15) if other than as defined in Section 101, the meaning of Business Day when used with respect to any Notes of the series; and

               (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Notes of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and set forth in the Officers' Certificate referred to above or in any indenture supplemental hereto.

          Any such Board Resolution may provide, without limitation, that Notes of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable, or with different redemption or repayment dates and may be denominated in different currencies or payable in different currencies. Unless otherwise provided in such Board Resolution, a series of Notes may be reopened for issuances of additional Notes of that series.

          At the option of the Company, interest on the Notes of any series that bears interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Note Register.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          Section 302.  Denominations.

          The Notes of each series shall be issuable in such denominations as may be approved by the Company, such approval to be evidenced by the execution thereof by the Company. The Notes may bear such letters and numbers distinguishing the several denominations and the several Notes of each denomination as may be determined by the Company with the approval of the Trustee. At the office or agency of the Company to be maintained by the Company as provided in Section 1002 and in the manner, subject to the limitations and upon payment of the charges provided herein, Notes of each series may be exchanged for a like aggregate principal amount of Notes of such series of other authorized denominations.

          Section 303.  Execution, Authentication, Delivery and Dating.

          The Notes shall be executed on behalf of the Company by its Chairman of the Board, its President, its Executive Vice President, one of its Senior Vice Presidents or one of its Vice Presidents under its corporate seal reproduced thereon (which may be by facsimile) and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes of any series executed by the Company to the Trustee, together with a Company Order, for the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

          All Notes shall be dated the date of their authentication.

          No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of one of its, or its Authenticating Agent's, if any, authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          Each Depositary designated pursuant to Section 301 for a global Note must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

          Section 304.  Temporary Notes.

          Pending the preparation of definitive Notes of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their signing such Notes.

          If temporary Notes of any series are issued, the Company will cause definitive Notes of that series to be prepared without unreasonable delay.
After the preparation of definitive Notes of such series, the temporary Notes of such series shall be exchangeable for definitive Notes of such series upon surrender of the temporary Notes at the office or agency of the Company maintained for that purpose in the City of Los Angeles, State of California, or such other office or agency as the Company may maintain for that purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes of any series, the Company shall execute and the Trustee or Authenticating Agent, if any, shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of that series of authorized denominations. Until so exchanged the temporary Notes of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of such series.

          Section 305.  Registration, Transfer and Exchange.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and the registration of transfers of Notes as herein provided. The Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

          Upon surrender for registration of transfer of any Note of any series at the office or agency of the Company maintained for that purpose in the City of Los Angeles, State of California, or such other office or agency as the Company may maintain for that purpose, the Company shall execute, and the Trustee or the Authenticating Agent, if any, shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same series (in authorized denominations) of a like aggregate principal amount.

          At the option of the Holder, Notes of any series may be exchanged for other Notes of the same series of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee or the Authenticating Agent, if any, shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

          All Notes issued in exchange for or upon transfer of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered for such exchange or transfer.

          Every Note presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee or the Authenticating Agent, if any) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

          The Company shall not be required (i) to issue, transfer or exchange any Note of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of that series selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to transfer or exchange any Note so selected for redemption in whole or in part except the unredeemed portion of any Note redeemed in part.

          If at any time the Depositary for the Notes of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Notes of such series or if at any time the Depositary for the Notes of such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Notes of such series. If a successor Depositary for the Notes of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue global Notes pursuant to Section 301(3) shall no longer be effective with respect to the Notes of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Notes of such series, will authenticate and deliver, Notes of such series in definitive form in an aggregate principal amount equal to principal amount of the global Note or Notes representing such series in exchange for such global Note or Notes.

          The Company may at any time and in its sole discretion determine that the Notes of any series issued in the form of one or more global Notes shall no longer be represented by such global Note or Notes. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of a definitive Notes of such series, will authenticate and deliver, Notes of such series in definitive form and in an aggregate principal amount equal to the principal amount of the global Note or Notes representing such series in exchange for such global Note or Notes.

          Section 306.  Mutilated, Destroyed, Lost or Stolen Notes.

          A mutilated Note may be surrendered and thereupon the Company shall execute and the Trustee or the Authenticating Agent, if any, shall authenticate and deliver in exchange therefor a new Note of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there be delivered to the Company and to the Trustee

               (i) evidence to their satisfaction of the destruction, loss or theft of any Note, and

               (ii) such security or indemnity as may be required by them to save each of them harmless,

then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trust or the Authenticating Agent, if any, shall authenticate and deliver in lieu of any such destroyed, lost or stolen Note, a new Note of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

          Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent, if any) connected therewith.

          Every new Note of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 307.  Persons Deemed Owners.

          The Company, the Trustee, the Authenticating Agent, if any, and any agent of the Company or Trustee may treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, and interest on, such Note and for all other purposes whatsoever whether or not such Note be overdue, and neither the Company, the Trustee, the Authenticating Agent, if any, nor any agent of the Company or the Trustee shall be affected by notice or knowledge to the contrary.

          Section 308.  Cancellation and Destruction.

          All Notes surrendered for payment, redemption, transfer or exchange shall if surrendered to the Company or any agent of the Company, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of as directed by a Company Order.

          Section 309.  Authentication and Delivery of Original Issue.

          Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Notes in one more series may be executed by the Company and delivered to the Trustee or the Authenticating Agent, if any, for authentication, and shall thereupon be authenticated and delivered by the Trustee or the Authenticating Agent, if any, upon Company Order, without any further action by the Company.

          Section 310.  Payment to be in Proper Currency.

          In the case of any Notes denominated in any currency other than U.S. Dollars or in a composite currency (the "Required Currency"), except as otherwise provided therein, the obligation of the Company to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may, after consultation with the Company, take such actions as the Company and the Trustee mutually agree are appropriate to exchange such currency for the Required Currency. The reasonable costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefore except in the case of its negligence or willful misconduct.

                                 ARTICLE FOUR


                          SATISFACTION AND DISCHARGE

          Section 401.  Satisfaction and Discharge of Indenture.

          This Indenture shall cease to be of further effect, and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes, for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section
          1003) have been delivered to the Trustee for cancellation; or

               (B) all such Notes not theretofore delivered to the Trustee for cancellation

                    (i)   have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          In the event there are Notes of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Notes of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 shall survive.

          Section 402.  Application of Trust Money.

          All money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent

(including the Company acting as its own Paying Agent), as the Trustee may determine, to the Holders of the Notes for whose payment or redemption such money has been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE


                                   REMEDIES

          Section 501.  Events of Default.

          "Event of Default", wherever used herein with respect to Notes of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any installment of interest, if any, upon any Note of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of any Note of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment when and as due by the terms of a Note of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of any series of Notes other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Notes of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Act or any other similar applicable

     Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, arrangement or relief under the Federal Bankruptcy Act or any other similar applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (7) a default under any material bond, debenture, note or other evidence of indebtedness of the Company (other than the Notes) or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed and the expiration of the applicable periods of grace, if any, specified in such evidence of indebtedness, indenture or other instrument; provided, however, that if such default under such evidence of indebtedness, indenture or other instrument shall be cured by the Company, or be waived by the holders of such indebtedness, indenture or other instrument, then the Event of Default hereunder by reason of such default shall be deemed likewise to have been thereupon cured or waived.

          For the purposes of this Subsection 501(7) "material bond, debenture, note or other evidence of indebtedness" shall mean any one or more obligations of the Company to pay principal on an amount or amounts which in the aggregate is not less than $50,000,000.

          Section 502.  Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default with respect to Notes of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Notes of that series Outstanding may declare the principal amount (or, if the Notes of that series are Original Issue Discount Notes, such portion of the principal amount as may be specified in the terms of that series) of all the Notes of that series to be due and payable immediately, by notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Notes of that series Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all Notes of that series,

               (B) the principal of any Notes of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Notes,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by such Notes, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

          (2) all Events of Default with respect to Notes of that series, other than the non-payment of the principal of Notes of that series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

          The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of any Note at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

          If an Event of Default with respect to Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 504.  Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 505.  Trustee may Enforce Claims Without Possession of Notes.

          All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

          Section 506.  Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First:  To the payment of all amounts due the Trustee under Section
     607;

          Second: To the payment of the amounts then due and unpaid upon the Notes for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes, for principal and interest, respectively;

          Third:  To the Company or whomsoever shall be entitled thereto.

          Section 507.  Limitation on Suits.

          No Holder of any Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Notes of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Notes of that series;

it being understood and intended that no one or more Holders of Notes of any series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, of Notes of that or any other series, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

          Section 508. Unconditional Right of Holders to Receive Principal and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Note on the respective Stated Maturity expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired or affected without the consent of such Holder.

          Section 509.  Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 510.  Rights and Remedies Cumulative.

          No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 511.  Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 512.  Control by Holders.

          The Holders of not less than a majority in principal amount of the Outstanding Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to Notes of that series.

          Section 513.  Waiver of Past Defaults.

          The Holders of not less than a majority in principal amount of the Outstanding Notes of any series may on behalf of the Holders of all the Notes of such series waive any past default hereunder with respect to such series and its consequences.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 514.  Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest, if any, on any Note on or after the respective Stated Maturity expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

          Section 515.  Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



                                  ARTICLE SIX

                                  THE TRUSTEE

          Section 601.  Certain Duties and Responsibilities.

          (a) Except during the continuance of an Event of Default with respect to Notes of any series,

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default with respect to Notes of any series has occurred and is continuing, the Trustee shall exercise, with respect to such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to Notes of such series; and

               (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 602.   Notice of Defaults.

          Within 90 days after the occurrence of any default hereunder with respect to Notes of any series, the Trustee shall give to all Holders of Notes of such series in the manner and to the extent provided in Section 703(c) notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest, if any, on any Note of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Notes of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Notes of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such series.

          Section 603.  Certain Rights of Trustee.

          Except as otherwise provided in Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and any Opinion of Counsel or advice of such counsel, subsequently confirmed in writing, shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 604.  Not Responsible for Recitals or Issuance of Notes.

          The recitals contained herein and in the Notes, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

          Section 605.  May Hold Notes.

          The Trustee, any Paying Agent, Note Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

          Section 606.   Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          Section 607.  Compensation and Reimbursement.

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it as Trustee, Paying Agent, Note Registrar and in any other capacity hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this section the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes.

          Section 608.   Disqualification; Conflicting Interests.

          (a) Elimination of Conflicting Interest or Resignation. If the Trustee has or shall acquire any conflicting interest, as defined in this Section, then, within 90 days after ascertaining that it has such conflicting interest, and if the default to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

          (b) Notice of Failure to Eliminate Conflicting Interest or Resign. In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Notes of any series the Trustee shall, within 10 days after the expiration of such 90-day period, transmit notice of such failure to the Holders of Notes of that series in the manner and to the extent provided in Section 703(c).

          (c) Stay of Duty to Resign. Except in the case of a default in the payment of the principal of or interest on any Note, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided in this Section if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that

          (1) The default under this Indenture may be cured or waived during a reasonable period under the procedures described in such application, and

          (2) A stay of the Trustee's duty to resign will not be inconsistent with the interests of the Holders.

          The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

          (d) "Conflicting Interest" Defined. For the purposes of this Section each series issued under this

Indenture will be considered to have been issued under a separate indenture and the Trustee shall be deemed to have a conflicting interest with respect to the Notes of any series if such Notes are in default as defined hereinafter in this Subsection (exclusive of any period of grace or requirement of notice) and

          (1) The Trustee is trustee under this Indenture with respect to Outstanding Notes of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Notes issued under this Indenture, provided that there shall be excluded from the operation of this paragraph (A) this Indenture with respect to the Notes of any series other than that series, and (B) any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if in the case of any such indenture or indentures described in subsections (A) or (B) of this sentence

               (i) this Indenture and such other indenture or indentures (and all series of securities issuable hereunder) are wholly unsecured and rank equally and such other indenture or indentures (and such series) are specifically described in this Indenture or are hereafter qualified under TIA, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of TIA that differences exist between the provisions of this Indenture (or such series) and the provisions of such other indenture or indentures (or such series) which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

               (ii) The Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures or under more than one outstanding series under a single indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the

          Trustee from acting as such under one of such indentures or with respect to such series;

          (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executor officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Notes issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

          (9) the Trustee owns, on the date of default on the Notes (exclusive of any period of grace or requirement of notice) or any anniversary of such default while such default upon the Notes remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6),
    (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default upon the Notes and annually each succeeding year that the Notes remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of or interest on, any of the Notes when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6),
    (7) and (8) of this Subsection; or

          (10) except under the circumstances described in paragraphs (1), (3),
    (4), (5) or (6) of Subsection 613(b), the Trustee shall become a creditor of the Company.

          For purposes of paragraph (1) of this Subsection and of Subsections 503 and 504, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the Trustee, or otherwise take action pursuant to a vote of such Holders, separately from holders of another such series; provided, that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

          The specification of percentages in paragraphs (5) to (9) inclusive, of this Subsection, shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraphs (3) or (7) of this Subsection.

          For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

          (e) Definitions of Certain Terms Used in This Section. For the purposes of this Section:

          (1) the term "underwriter" when used with reference to the Company means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "Company" means any obligor (including a guarantor) upon the Notes.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

          (f) Calculation of Percentages of Securities. The percentage of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (iv) securities held in escrow if placed in escrow by the issuer thereof;

    provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

          Section 609.  Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of the State of California authorized under such laws to exercise trust powers, and having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 610.  Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

          (b) The Trustee may resign at any time with respect to the Notes of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

          (c) The Trustee may be removed at any time with respect to the Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Notes of that series, delivered to the Trustee and to the Company.

          (d) If at any time:

               (1) the Trustee, after this Indenture shall have been qualified under TIA, shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least 6 months, subject to the provisions of Section 608(c), or

               (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Note for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Notes of any series). If, within 1 year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to Notes of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Notes of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes of any series and each appointment of a successor Trustee with respect to the Notes of any series by mailing written notice of such event by first-class mail postage prepaid, to the Holders of Notes of such series as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee with respect to the Notes of such series and the address of its principal corporate trust office.

          Section 611.  Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall, with respect to the Notes of that or those series to which the appointment of such successor Trustee relates, have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Notes of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 612.  Merger, Conversion or Consolidation.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

          Section 613.  Preferential Collection of Claims Against Company.

          (a) Segregation and Apportionment of Certain Collections by Trustee; Certain Exceptions. Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Notes and the holders of other indenture securities (as defined in Subsection
(c) of this Section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

         (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or compensation thereof, or otherwise, after the beginning of any such three month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the Trustee

         (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and
    (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

         (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three month period;

         (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

         (D) to receive payment on any claim referred to in paragraph (B) or
    (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payment of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee and the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such three month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

              (1) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three month period; and

              (2) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) Certain Creditor Relationships Excluded from Segregation and Apportionment. There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

          (c) Definitions of Certain Terms Used in This Section. For the purposes of this Section only:

               (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Notes or upon the other indenture securities when and as such principal or interest becomes due and payable.

               (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

               (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

               (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

               (5) The term "Company" means any obligor upon the Notes.

          Section 614. Records Available to California Commissioner of Corporations.

          The Trustee will permit inspection of its records relative to the Notes by the California Commissioner of Corporations at its Corporate Trust Office at all reasonable times during regular business hours.

          Section 615.  Appointment of Authenticating Agent.

          So long as any of the Notes remain outstanding, there may be an Authenticating Agent or Agents appointed by the Trustee to act on its behalf with respect to one or more series of Notes in connection with the authentication of the Notes of such series as set forth in Article Three and
Section 1108 of this Indenture. For all purposes of this Indenture, the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section shall be deemed to be authentication and delivery of such Notes "by the Trustee." Each such Authenticating Agent, if any, shall at all times be a corporation organized and doing business under the laws of the United States or of any State or of the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least Five Million Dollars ($5,000,000), subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to the law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 615 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 615 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 615, the Trustee promptly may appoint a successor Authenticating Agent and shall give written notice of such appointment to the Company, and shall cause a notice of any such appointment to be mailed to the Holders of Notes of the series with respect to which such Authenticating Agent shall act at their addresses as they shall appear on the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent hereunder. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 615.

          The Trustee agrees to pay to the Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of Section 607.

          If any Authenticating Agent is appointed with respect to any series of Notes hereunder the Form of Trustee's Certificate of Authentication as set forth in Section 204 hereof shall include authentication on behalf of the Trustee by the Authenticating Agent by its authorized officers.

                               ARTICLE SEVEN

               HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 701.   Company to Furnish Trustee Names and Addresses of
                         Holders.

          The Company will furnish or cause to be furnished to the Trustee semi-annually, not less than 45 days nor more than 60 days after each semi-annual interest payment date, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders, obtained since the date as of which the next previous list, if any, was furnished; provided, however, that no such list need include any names and addresses received by the Trustee in its capacity as Note Registrar. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date.

          Section 702.  Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders (i) contained in the most recent list furnished to it as provided in Section 701,
(ii) received by it in the capacity of Paying Agent or Note Registrar (if so acting) hereunder, and (iii) filed with it within the 2 preceding years pursuant to Section 703(c)(2).

          The Trustee may (i) destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent or Note Registrar (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an interest payment date of the Notes, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent or Note Registrar (if so acting) hereunder upon the receipt of a new list so delivered, and (iv) destroy not earlier than 2 years after filing, any information filed with it pursuant to Section 703(a)(2).

          (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Each and every Holder of the Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Note Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

          Section 703.   Reports by Trustee.

          (a) Within 60 days after May 15 of each year commencing with the year 1995, the Trustee shall transmit to all Holders, as provided in Subsection (c) of this Section, a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

              (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

              (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Subsection 608(d);

              (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Notes Outstanding on the date of such report;

              (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Notes) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b) (2), (3), (4) or (6);

              (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

              (6) any additional issue of Notes which the Trustee has not previously reported; and

              (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

          (b) The Trustee shall transmit to all Holders, as provided in Subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Notes Outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) Reports pursuant to this Section shall be transmitted by mail:

              (1) to all Holders, as the names and addresses of such Holders appear in the Note Register;

              (2) to such Holders of Notes as have, within the 2 years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

              (3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder whose name and address is preserved at the time by the Trustee, as provided in Section 7.02(a).

          (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Notes are listed and also with the Commission. The Company will notify the Trustee when the Notes are listed on any stock exchange.

          Section 704.   Reports by Company.

          The Company will

              (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the

    Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

              (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

              (3) transmit to the Holders, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
    Section 703(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission;

              (4) upon request, file with the California Commissioner of Corporations a copy of the annual report filed with the Trustee pursuant to paragraph (1) of this Section; and

              (5) file with the Trustee written notice 10 days prior to the issuance, assumption or guarantee by the Company or any Restricted Subsidiary of any Debt (as that term is defined in Article Ten) secured by a mortgage (as that term is defined in Article Ten) which would require the Notes to be secured pursuant to Section 1006.


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 801. Company May Consolidate, Merge or Convey Properties only on Certain Terms.

         The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

              (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

              (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

              (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Section 802.  Successor Corporations Substituted.

          Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company, substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and in the case of any such conveyance or transfer, the Person named as the "Company" in the first paragraph of this Indenture or any successor corporation which shall theretofore have become such in the manner prescribed in this Article shall be released from its liability as obligor and maker on any of the Notes and from its covenants and agreements under this Indenture and may be dissolved and liquidated.

          Section 803. Restrictions Upon Mergers, Consolidations and Sales and Purchases of Assets.

          If, upon any consolidation or merger of the Company or any Restricted Subsidiary (as that term is defined in Section 1008) with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or any Restricted Subsidiary or their successors shall be a party or parties, or upon any sale, conveyance or lease of the property of the Company as an entirety or substantially as an entirety to any other corporation (whether or not affiliated with the Company), any Principal Property of the Company or of any Restricted Subsidiary owned immediately prior thereto would thereupon become subject to any mortgage, pledge, lien or encumbrance (such mortgages, pledges, liens or encumbrances being hereinafter called "Mortgages"), the Company or any such Restricted Subsidiary, prior to such consolidation, merger, sale, conveyance or lease, shall by indenture supplemental hereto secure the due and punctual payment of the principal of and interest on the Notes (equally and ratably with any other indebtedness of the Company then entitled thereto) by a direct lien on all such Principal Property of the Company or any such Restricted Subsidiary, prior to all liens other than any theretofore existing thereon, unless such Mortgages would be permitted by Section 1006, treating, for the purposes of Section 1006, the indebtedness of the other corporation secured by Mortgages as Debt, as that term is defined in Section 1006.




                                 ARTICLE NINE


                            SUPPLEMENTAL INDENTURES

          Section 901.     Supplemental Indentures Without Consent
                           of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

              (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes contained; or

              (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Notes (and if such covenants are to be for the benefit of less than all series of Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

              (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interest of the Holders of Notes of any series in any material respect; or

               (4) to establish the form or terms of Notes of any series as permitted by Sections 201 and 301; or

               (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
    Section 611(b); or

               (6) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by TIA, excluding, however, the provisions referred to in Section 316(a)(2) of TIA as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted.

          Section 902.  Supplemental Indentures with Consent of Holders.

          With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Notes of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon, or change the coin or currency in which any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

          (2) reduce the percentage in principal amount of the Outstanding Notes of any series, the consent of whose Holders is required for any such supplemental indenture,

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

     or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1002 or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(5).

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Notes, or which modifies the rights of the Holders of Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 903.  Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 901(4)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 904.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

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

          Section 905.  Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

          Section 906.  Reference in Notes to Supplemental Indentures.

          Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee or the Authenticating Agent, if any, in exchange for Outstanding Notes of such series.

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

                                  ARTICLE TEN

                                   COVENANTS

          Section 1001.  Payment of Principal and Interest.

          The Company will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture.

          Section 1002.  Maintenance of Office or Agency.

          The Company will maintain an office or agency in the City of Los Angeles, State of California, and may maintain an office or agency in the Borough of Manhattan, City and State of New York, where Notes may be presented or surrendered for payment, where Notes may be presented or surrendered for registration, transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served on the Company. The Company hereby initially designates and appoints First Interstate Bank of California, or any successor to its business, as Paying Agent in respect of the Notes where Notes may be presented or surrendered for payment, and as the office or agency where the Notes may be presented or surrendered for registration, transfer or exchange and where notices or demands in respect of the Notes and this Indenture may be served on the Company, in the City of Los Angeles, State of California. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Notes of any series may be presented or surrendered for payment, where the Notes of any series may be presented or surrendered for registration, transfer or exchange and where notice and demands in respect of the Notes of such series and this Indenture may be served on the Company, and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 1003.  Money for Note Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Notes, it will, on or before each due date of the principal of or interest, if any, on any of the Notes of that series, segregate and hold in trust for the benefit of the Holders of such Notes or the Trustee a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have appointed one or more Paying Agents for any series of Notes, it will, prior to each due date of the principal of, or interest, if any, on any Notes of that series, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Holders of such Notes or the Trustee, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of or interest, if any, on Notes of that series in trust for the benefit of the Holders of such Notes or the Trustee until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes of that series) in the making of any payment of principal or interest; and

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

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

         Any money deposited with the Trustee or any Paying Agent or then held by the Company, in trust for the payment of the principal of or interest, if any, on any Note of any series and remaining unclaimed for six years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be mailed to the Holder of such Note, at his last address as it appears in the Note Register, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 1004.  Payment of Taxes and Other Claims.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and government charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          Section 1005.  Maintenance of Properties.

          The Company will cause all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders.

          Section 1006.   Restrictions Upon Mortgage, Lien, or Pledge of
                          Property.

          (a) The Company will not, nor will it permit any Subsidiary (as hereinafter defined) to, issue, assume or guarantee any debt for money borrowed (hereinafter in this Article Ten referred to as "Debt") secured by mortgage, pledge, lien or other encumbrance (mortgages, pledges, liens and other encumbrances being hereinafter called "mortgage" or "mortgages") upon any Principal Property (as hereinafter defined) of the Company or any Restricted Subsidiary (as hereinafter defined) or on any shares of stock or indebtedness of any Restricted Subsidiary (whether such Principal Property, shares of stock or indebtedness is now owned or hereafter acquired) without in any such case effectively providing, concurrently with the issuance, assumption or guaranty of any such Debt, that the Notes (together with, if the Company shall so determine, any other indebtedness of or guaranteed by the Company or such Restricted Subsidiary ranking equally with the Notes then existing or thereafter created) shall be secured equally and ratably with such Debt; provided, however, that the foregoing restrictions shall not apply to

          (1) mortgages on property, shares of stock or indebtedness of or guaranteed by any corporation existing at the time such corporation becomes a Restricted Subsidiary;

          (2) mortgages on property existing at the time of acquisition of such property by the Company or a Restricted Subsidiary, or mortgages to secure the payment of all or any part of the purchase price of such property upon the acquisition of such property by the Company or a Restricted Subsidiary or to secure any Debt incurred or guaranteed by the Company or a Restricted Subsidiary prior to, at the time of, or within 120 days after the later of the acquisition, completion of construction (including any improvements on an existing property) or commencement of full operation of such property, which Debt is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement the mortgage shall not apply to any property theretofore owned by the Company or a Restricted Subsidiary other than, in the case of any, such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

          (3) mortgages securing Debt of a Restricted Subsidiary owing to the Company or to another Restricted Subsidiary;

          (4) mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a purchase, lease or other acquisition of the properties of a corporation or firm as an entirety or substantially as an entirety by the Company or a Restricted Subsidiary;

          (5) mortgages on property of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such mortgages (including, but not limited to, mortgages incurred in connection with pollution control industrial revenue or similar financings);

         (6) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any mortgage referred to in the foregoing clauses (1) to (5), inclusive; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the mortgage so extended, renewed or replaced (plus improvements and construction on such property);

         (7) liens imposed by law, such as mechanics', workmen's, repairmen's, materialmen's, carriers', warehousemen's, vendors' or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Company or any Restricted Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens;

         (8) pledges or deposits under worker's compensation laws or similar legislation and liens of judgments thereunder which are not currently dischargeable, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Company or any Restricted Subsidiary is a party, or deposits to secure public or statutory obligations of the Company or any Restricted Subsidiary, or deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds to which the Company or any Restricted Subsidiary is a party, or deposits in litigation or other proceedings such as, but not limited to, interpleader proceedings;

         (9) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Company or any Restricted Subsidiary with respect to which the Company or such Restricted Subsidiary is in good faith prosecuting an appeal or proceedings for review; or liens incurred by the Company or any Restricted Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Restricted Subsidiary is a party; or

         (10) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Company or any Restricted Subsidiary or the ownership of the property and assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Company, materially impair the use of such property in the operation of the business of the Company or such Restricted Subsidiary or the value of such property for the purposes of such business.

         (b) Notwithstanding the foregoing provisions of this Section 1006, the Company and any one or more Subsidiaries may issue, assume or guarantee Debt secured by mortgage which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Debt of the Company and its Restricted Subsidiaries which (if originally issued, assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (1) through (10) above), does not at the time exceed 10% of the shareholders' equity of the Company and its consolidated Subsidiaries, as shown on the audited consolidated financial statements of the Company as of the end of the fiscal year preceding the date of determination.

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

          Section 1007.   Restrictions Upon Sale and Leaseback Transactions.

          The Company will not, nor will it permit any Restricted Subsidiary to enter into any arrangement with any person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property of the Company or any Restricted Subsidiary, whether such Principal Property is now owned or hereafter acquired (except for temporary leases for a term of not more than three years, except for leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries and except for leases of a Principal Property entered into within 120 days after the later of the acquisition, completion of construction or commencement of full operation of such Principal Property), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such person (herein referred to as a "Sale and Leaseback Transaction"), unless

         (1) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 1006, to issue, assume or guarantee Debt secured by a mortgage upon such property at least equal in amount to the Attributable Debt (as hereinafter defined) in respect of such Sale and Leaseback Transaction without equally and ratably securing the Notes, provided, however, that from and after the date on which such Sale and Leaseback Transaction becomes effective, the Attributable Debt in respect of such Sale and Leaseback Transaction shall be deemed for all purposes under Sections 1006 and 1007 to be Debt subject to the provisions of Section 1006; or

         (2) the Company shall apply an amount in cash equal to the Attributable Debt in respect of such Sale and Leaseback Transaction to the retirement (other than any mandatory retirement or by way of payment at maturity), within 90 days of the effective date of any such Sale and Leaseback Transaction, of Debt of the Company or any Restricted Subsidiary (other than Debt owned by the Company or any Restricted Subsidiary and other than Debt of the Company which is subordinated to the Notes) which by its terms matures at, or is extendible or renewable at the sole option of the obligor without requiring the consent of the obligee to, a date more than twelve months after the date of the creation of such Debt.

          Section 1008.   Certain Definitions.

          As used in this Article Ten,

         "Attributable Debt" in respect of any Sale and Leaseback Transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in the terms of the lease) of the obligation of the lessee for net rental payments during the remaining term of the lease

(including any period for which such lease has been extended or may, at the option of the lessor, be extended).

          "Net rental payments" under any lease for any period means the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, or similar charges.

          "Principal Property" means any manufacturing plant or facility located within the United States of America (other than its territories or possessions) and owned by the Company or any Subsidiary, except any such plant or facility which, in the opinion of the Board of Directors of the Company, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

          "Restricted Subsidiary" means any Subsidiary which owns or leases a Principal Property.

          Section 1009.  Statement as to Compliance.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year commencing with the fiscal year ending December 31, 1995, a written statement signed by the Chairman of the Board, President, an Executive Vice President, a Senior Vice President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, stating, as to each signer thereof, that

          (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

          (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

          Section 1010.   Corporate Existence.

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company or any Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the

Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company) and any Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.



                                ARTICLE ELEVEN

                              REDEMPTION OF NOTES

          Section 1101.   Right of Redemption.

          At any time after the date specified for that purpose as contemplated by Section 301 the Company may, at its election, pay off and redeem the Notes as a whole at any time, or in part from time to time, in accordance with the terms and conditions set forth in said Notes.

          Section 1102.  Applicability of Article.

          Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          Section 1103.  Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Notes shall be evidenced by a Company Order. In case of any redemption at the election of the Company of less than all of the Notes of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of the principal amount of Notes of such series to be redeemed.

          Section 1104.  Selection by Trustee of Notes to be Redeemed.

          If less than all the Notes of any series are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Notes of such series of a denomination larger than $1,000. The portions of the principal of Notes of such series so selected for partial redemption shall be equal to $1,000 or the smallest authorized denomination of the Notes of such series, whichever is greater, or a multiple thereof.

         The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case

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

of any Note selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal of such Note which has been or is to be redeemed.

         Section 1105.   Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

         All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all Outstanding Notes of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Notes to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon such Note, and that interest thereon shall cease to accrue from and after said date, and

          (5) the place where such Notes are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          Section 1106.  Deposit of Redemption Price.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of all the Notes which are to be redeemed on that date.

          Section 1107.  Notes Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company

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

shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms.

          If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

          Section 1108.   Notes Redeemed in Part.

          Any Note which is to be redeemed only in part shall be surrendered at the office or agency of the Company specified in the notice of redemption (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.



                                ARTICLE TWELVE

                                 SINKING FUNDS

          Section 1201.  Applicability of Article.

          The provisions of this Article shall be applicable if any sinking fund is to be provided for the retirement of Notes of any series except as otherwise specified as contemplated by Section 301 for Notes of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Notes of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such an amount provided for by the terms of Notes of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Notes of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Notes of any series as provided for by the terms of Notes of such series.

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

         Section 1202.  Satisfaction of Sinking Fund Payments with Notes.

         The Company (1) may deliver Outstanding Notes of a series (other than any previously called for redemption) and (2) may apply as a credit Notes of a series which have been redeemed either at the election of the Company pursuant to the terms of such Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Notes, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Notes of such series required to be made pursuant to the terms of such Notes as provided for by the terms of such Series; provided that such Notes have not been previously so credited. Such Notes shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Notes for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         Section 1203.  Redemption of Notes for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for any series of Notes, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Notes of that series pursuant to Section 1202 and will also deliver to the Trustee any Notes to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Notes to be redeemed upon such sinking fund payment date in the manner specified in Section 1104 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1105. Such notice having been duly given, the redemption of such Notes shall be made upon the terms and in the manner stated in Sections 1107 and 1108.

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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed in the City of Los Angeles and State of California and as of the day and year first above written.

                                 NEW TMC INC., a Delaware corporation


                                 By: /s/ James F. Guthrie
                                    ------------------------------
                                    James F. Guthrie
                                    Vice President and Chief
                                      Financial Officer



                                 By: /s/ O. Jean Williams
                                    ------------------------------
                                    O. Jean Williams
                                    Secretary

                                 FIRST INTERSTATE BANK OF CALIFORNIA, as Trustee



                                 By: /s/ Lisa Mason
                                    ------------------------------
                                    Assistant Vice President

STATE OF CALIFORNIA    )
                       )    SS.
COUNTY OF LOS ANGELES  )


         On January 30, 1995, before me, Michelle Chan, a Notary Public in and for said State, personally appeared Lisa Mason, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same in her authorized capacity, and that by signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and offical seal.


                              /s/ Michelle Chan
                              -----------------------------------

    (NOTARY SEAL)

STATE OF CALIFORNIA    )
                       )    SS.
COUNTY OF LOS ANGELES  )

         On January 27, 1995, before me, Michelle Chan, a Notary Public in and for said State, personally appeared O. Jean Williams, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

                              /s/ Michelle Chan
                              -----------------------------------

    (NOTARY SEAL)




STATE OF CALIFORNIA    )
                       )    SS.
COUNTY OF LOS ANGELES  )


         On January 27, 1995, before me, Michelle Chan, a Notary Public in and for said State, personally appeared James F. Guthrie, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and offical seal.


                              /s/ Michelle Chan
                              -----------------------------------

    (NOTARY SEAL)